EXHIBIT 99.11

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT, dated as of May 4, 2007 (“Assignment Agreement”), among COUNTRYWIDE HOME LOANS, INC. (“Assignor”), THE BANK OF NEW YORK (“Assignee”), not in its individual or corporate capacity but solely as Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-7, pursuant to a Corridor Contract Administration Agreement (the “Corridor Contract Administration Agreement”) dated as of May 4, 2007, and BNP PARIBAS (“Remaining Party”).

WITNESSETH:

WHEREAS, effective as of May 4, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the “Assigned Transactions”) as evidenced by those certain confirmations with a Trade Date of April 27, 2007, whose BNP PARIBAS reference numbers are 2403467, 2403441  and 2403472  (each, a “Confirmation” and collectively, the “Confirmations”), copies of which are attached hereto as Exhibit I;

WHEREAS, Assignor and Remaining Party executed and delivered the Confirmations in connection with, and as part of, the ISDA Master Agreement dated as of May 28, 1996, as amended or supplemented from time to time (the “Existing Master Agreement”), between Assignor and Remaining Party;

WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation and assumption, and Remaining Party desires to grant such consent in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  Assignment and Assumption.  Effective as of and from May 4, 2007 (the “Effective Date”), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee, and Assignee hereby assumes all Assignor’s rights, duties, and obligations, under the Assigned Transactions and the Confirmations arising on or after the Effective Date.

2.  Release.  Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect Assignor’s obligation to pay the Fixed Amounts in accordance with the terms of the Assigned Transactions and the Confirmations.

3.  Limitation on Liability.  Assignor and Remaining Party agree to the following: (a) The Bank of New York (“BNY”) is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Corridor Contract Administration Agreement or the pooling and servicing agreement for CWABS Asset-Backed Certificates Trust 2007-7 dated as of April 1 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, BNY, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the “Pooling and Servicing Agreement”).

4.  Consent and Acknowledgment of Remaining Party.  Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement.

5.  Governing Agreement.  The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the ISDA Master Agreement dated as of May 4, 2007, as amended or supplemented from time to time (the “New Master Agreement”), between Assignee and Remaining Party.  The Confirmation shall form a part of, and be subject to, the New Master Agreement.

6.  Representations.  Each party hereby represents and warrants to the other parties as follows:

(a)	It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

(b)	It has the power to execute and deliver this Assignment Agreement; and

(c)	Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party’s knowledge, a Termination Event (as such terms are defined in the Confirmation and the New Master Agreement), with respect to the party, and no such event would occur as a result of the party’s entering into or performing its obligations under this Assignment Agreement.

7.  Indemnity.  Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date.  Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

8.  Governing Law.  This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 and 5-1402 of the New York General Obligations Law).

9.  Notices.  For the purposes of this Assignment Agreement and Section 12(a) of the Existing Master Agreement and New Master Agreement, as applicable, the addresses for notices or communications are as follows:  (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention:  Michael Schloessmann, with a copy to the same address, Attention:  Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention:  Corporate Trust MBS Administration, CWABS, Series 2007-7 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

Address:	BNP Paribas, 787 Seventh Avenue, New York New York 10019 USA
Attention:	Legal and Transaction Management Group – ISDA
Telephone No:	+(212) 841-3000
Facsimile No:	+(212) 841-3561

with a copy to:

Address:	BNP Paribas, Paris, 1 Rue Taitbout, 75009 Paris
Attention:	Legal and Transaction Management Group – ISDA
Telephone No:	+(33) (0) 1 4014 0199
Facsimile No:	+(33) (0) 1 4014 5577 / 7511

or such other address as may be hereafter furnished in writing to Assignor and Assignee.

10.  Payments.  All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

The Bank of New York
New York, NY
ABA # 021-000-018
GLA # 111-565
For Further Credit: TAS A/C 540853
Attn: Matthew Sabino 212-815-6093
Fax: 212-815-3986

11.  Counterparts.  This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

COUNTRYWIDE HOME LOANS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY BUT SOLELY AS CORRIDOR CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-7

By:	/s/ Matthew Sabino
Name: Matthew Sabino
Title: Assistant Treasurer

BNP PARIBAS

By:	/s/ Kerri Nuccio
Name: Kerri Nuccio
Title: Authorize Signatory

Exhibit I

[Filed as Exhibits 99.8, 99.9 and 99.10 herein.]